UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 26, 2012

FRED'S, INC.

(Exact name of registrant as specified in its charter)

TENNESSEE	62-0634010
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Commission file number 001-14565

4300 New Getwell Road

Memphis, Tennessee 38118

(Address of Principal Executive Offices)

(901) 365-8880

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 26, 2012, the Company held its Annual Meeting of Shareholders at which the Company’s shareholders considered and voted on the following six proposals:

Proposal 1. Election of the Directors

At the Annual Meeting of the Shareholders of Fred’s, Inc., held on July 26, 2012, Michael J. Hayes, John R. Eisenman, Roger T. Knox, Thomas H. Tashjian, B. Mary McNabb, Michael T. McMillan, Bruce A. Efird and Steven R. Fitzpatrick were elected as directors of the Company by vote of the shareholders. The results of the voting were as follows:

Election of Directors:	For	Withheld
Michael J. Hayes	19,355,662	13,585,271
John R. Eisenman	19,395,068	13,545,865
Roger T. Knox	19,426,836	13,514,097
Thomas H. Tashjian	19,386,076	13,554,857
B. Mary McNabb	19,408,499	13,532,434
Michael T. McMillan	19,178,794	13,762,139
Bruce A. Efird	19,374,093	13,566,840
Steven R. Fitzpatrick	32,471,851	469,082

There were no abstentions and 2,299,995 broker non-votes with respect to this proposal.

Proposal 2.  Approve Selection of Independent Registered Public Accounting Firm

The shareholders voted to ratify the appointment of BDO USA, LLP as our registered public accounting firm for the fiscal year ending February 2, 2013. The results of the voting were as follows:

For	Against	Abstain
34,539,759	694,970	6,199

There were no broker non-votes with respect to this proposal.

Proposal 3. Approve the 2012 Long-Term Incentive Plan

The shareholders voted to approve the 2012 Long-Term Incentive Plan:

For	Against	Abstain
27,899,055	4,992,555	49,323

There were 2,299,995 broker non-votes with respect to this proposal.

Proposal 4. Advisory vote on Executive Compensation

The shareholders voted to approve, on a nonbinding, advisory basis, the compensation of our executive officers. The results of the voting were as follows:

For	Against	Abstain
32,697,129	188,774	55,030

There were 2,299,995 broker non-votes with respect to this proposal.

Proposal 5. Approval of the continued use of the Shareholders Rights Plan

The shareholders voted against the continued use of the Shareholders Rights Plan. The results of the voting were as follows:

For	Against	Abstain
4,717,155	28,170,165	53,613

There were 2,299,995 broker non-votes with respect to this proposal.

Proposal 6. Recommendation to nominate a corporate governance expert to the Board of Directors

The shareholders voted to recommend the nomination of a corporate governance expert to the Board of Directors. The results of the voting were as follows:

For	Against	Abstain
19,684,848	13,201,290	54,795

There were 2,299,995 broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2012	FRED’S, Inc.
(Registrant)

/s/ Jerry A. Shore
Jerry A Shore
Executive Vice President and Chief Financial Officer